SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                        -----------------


                            FORM 8-K



                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934





   Date of Report (Date of earliest event reported):  February 17, 2004
                                                    ---------------------



                 COAST FINANCIAL HOLDINGS, INC.
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     (Exact Name of Registrant as Specified in its Charter)




   Florida                   000-50433                      14-1858265
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(State or Other       (Commission File Number)             (IRS Employer
Jurisdiction                                               Identification
Incorporation)                                                Number)




   2412 Cortez Road West, Bradenton, Florida                   34207
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   (Address of Principal Executive Offices)                  (Zip Code)




Registrant's telephone number, including area code:     (941) 752-5900
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Item 5.  Other Events.

      Effective February 17, 2004, Mr. Gerald L. Anthony resigned his position as Chief Executive Officer and President of Coast Financial Holdings, Inc., a Florida corporation (the "Company"), pursuant to the terms of a Separation Agreement ("Separation Agreement") approved by the Board of Directors of the Company, which agreement modifies and clarifies the terms of Mr. Anthony's Employment Agreement as it relates to his separation from the Company and its subsidiaries. Under the terms of the Separation Agreement, the Company has agreed to a severance package providing for, among other things, the payment of Mr. Anthony's current salary and benefits through May 3, 2004, and the extension of the expiration date of his stock options. A copy of the Separation Agreement is attached as exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference.

     Mr. Anthony's resignation as President and CEO of the Company was announced by a press release issued on February 17, 2004. A copy of the press release is attached hereto as exhibit
99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

     In addition, to his resignation as President and CEO of the Company, Mr. Anthony tendered a letter of resignation effective
February 17, 2004 pursuant to which he resigned (i) from the Board of Directors of the Company (ii) from the board of directors of Coast Bank of Florida, a Florida state-chartered bank and wholly-owned subsidiary of the Company (the "Bank"), and
(iii) as the chief executive officer, treasurer, and director of Coast Financial Partners, Inc., a wholly-owned subsidiary of the Bank. A copy of the letter of resignation is attached as exhibit
99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

     Mr. Brian P. Peters, President and COO of the Bank, has been appointed to serve as the President and Chief Executive Officer of the Company and to assume the duties as CEO of the Bank. Mr. Peters also was elected to fill the vacancies on the board of directors of the Company and the Bank which were created as a result of Mr. Anthony's resignation. The position of COO of the Company has been eliminated. As a result of these appointments, the Board of Directors of the Company also have promoted Brian F. Grimes to the positions of Chief Financial Officer and Secretary of the Company.

Item 7.  Financial Statements and Exhibits.

(a)  Not Applicable

(b)  Not Applicable

(c)  Exhibits required by Item 601 of Regulation S-K

Exhibit No.              Description
-----------              -----------

 10.5          Separation   Agreement   by  and  between    Coast
               Financial Holdings, Inc. and Gerald L. Anthony.

 99.1 Press Release, issued February 17, 2004, regarding the resignation of Mr. Anthony as President, CEO and Director of Coast Financial Holdings, Inc. and from positions held with its direct and indirect subsidiaries.

 99.2          Letter of Resignation of Gerald L. Anthony.



[Rest of Page Intentionally Blank.  Signatures on following Page.]



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                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  COAST FINANICAL HOLDINGS, INC.

Date:  February 18, 2004          By:   /s/ Brian P. Peters
                                     ----------------------------
                                        Brian P. Peters
                                        President and Chief
                                        Executive Officer




































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                          EXHIBIT INDEX
                          -------------

Exhibit No.              Description
-----------              -----------

 10.5          Separation   Agreement   by  and  between    Coast
               Financial Holdings, Inc. and Gerald L. Anthony.

 99.1 Press Release, issued February 17, 2004, regarding the resignation of Mr. Anthony as President, CEO and Director of Coast Financial Holdings, Inc. and from positions held with its direct and indirect subsidiaries.

 99.2          Letter of Resignation of Gerald L. Anthony.